Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion by reference in this registration statement on Form S-8 (Registration No. _____________), of our report dated July 14, 1995, on our audits of the consolidated financial statements of The Software Developer's Company, Inc. as of March 31, 1995 and 1994, and for the years ended March 31, 1995, 1994 and 1993.

                                            /s/ Coopers & Lybrand L.L.P.
                                            ____________________________
                                            COOPERS & LYBRAND L.L.P.





Boston, Massachusetts
November 30, 1995